UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2010
(Date of earliest event reported)

First Financial Service Corporation
(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 0-18832

KENTUCKY	61-1168311
(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation or organization)

2323 Ring Road, Elizabethtown, Kentucky, 42701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (270) 765-2131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition
Item 7.01:  Regulation FD Disclosure

In a press release dated July 23, 2010, First Financial Service Corporation announced that B. Keith Johnson, its Chief Executive Officer, will make a presentation at the Keefe, Bruyette & Woods Community Bank Investor Conference at The Waldorf Astoria Hotel, 301 Park Avenue, New York, New York at 2:00 p.m. Eastern time on Wednesday, July 28, 2010.

A copy of the press release and presentation materials are attached hereto as, respectively, Exhibit 99.1 and Exhibit 99.2.

Cautionary Note:
The financial information provided for the quarter ended June 30, 2010 in this presentation is preliminary and is subject to ongoing review.  As a result, the financial information for our second quarter of 2010 included in this presentation could differ significantly from the information that is furnished in our upcoming earnings release and reported in our Form 10-Q for the quarter.

Item 9.01:  Financial Statements and Exhibits

Attached is the press release for the first quarter results.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated July 23, 2010
99.2	Presentation materials for Keefe, Bruyette & Woods Community Bank Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL SERVICE CORPORATION

Date: July 27, 2010	By:	/s/ Steven M. Zagar
Steven M. Zagar
Chief Financial Officer &
Principal Accounting Officer